UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2006

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

Upon the issuance of the 5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities of SunTrust Preferred Capital I (the “Normal PPS”) on October 25, 2006 (the “Transaction”), the ability of SunTrust Banks, Inc. (the “Company”) to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or its Perpetual Preferred Stock, Series A will be subject to certain restrictions in the event that certain events of default with respect to the PPS (as defined below) or related securities have occurred and are continuing. These restrictions are set forth in the Amended and Restated Declaration of Trust, the Guarantee Agreement, the Base Indenture, the Supplemental Indenture, and the Stock Purchase Contract Agreement each to be entered into in connection with the Transaction, copies of which are attached to the Form 8-A filed by the Company on October 24, 2006 with the Securities and Exchange Commission (the “SEC”) as Exhibits 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, and are incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 23, 2006, the Company filed Articles of Amendment to its Restated Articles of Incorporation with the Secretary of State of the State of Georgia, setting forth the terms of the Perpetual Preferred Stock, Series B, no par value and $100,000 liquidation preference per share (the “Series B Preferred Stock”). A copy of the Articles of Amendment relating to the Series B Preferred Stock is attached as Exhibit 3.1 and 4.1 to the Form 8-A filed by the Company on October 24, 2006 with the SEC and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement between the Company, SunTrust Preferred Capital I, Goldman, Sachs & Co., SunTrust Capital Markets, Inc. and Lehman Brothers, Inc., as representatives of the several Underwriters named therein.

3.1 & 4.1	Articles of Amendment of the Company with respect to the Series B Preferred Stock dated October 23 2006, incorporated by reference to Exhibit 3.1 & 4.1 to the Company’s Form 8-A filed on October 24 2006.

4.2	Form of Amended and Restated Declaration of Trust, among the Company as Sponsor, U.S. Bank National Association as Property Trustee, U.S. Bank Trust National Association as Delaware Trustee, the Administrative Trustees and the holders of the Trust Securities, incorporated by reference to Exhibit 4.3.2 to the Company’s Post-Effective Amendment No. 1 to Form S-3 Registration Statement filed on October 18, 2006.

4.3	Form of Supplemental Indenture to the Junior Subordinated Notes Indenture between the Company and U.S. Bank National Association, incorporated by reference to Exhibit 4.5 to the Company’s Form 8-A filed on October 24, 2006.

4.4	Form of Guarantee Agreement, between the Company and U.S. Bank National Association, incorporated by reference to Exhibit 4.1.8 to the Company’s Post-Effective Amendment No. 1 to Form S-3 Registration Statement filed on October 18, 2006.

4.5	Form of Indenture between the Company and U.S. Bank National Association, as Trustee, to be used in connection with the issuance of Junior Subordinated Debt Securities, incorporated by reference to Exhibit 4.4.3 to the Company’s Form S-3 Registration Statement filed on September 5, 2006.

4.6	Form of Stock Purchase Agreement, between the Company and SunTrust Preferred Capital I, incorporated by reference to Exhibit 4.6 to the Company’s Form 8-A filed on October 24, 2006.

4.7	Form of certificate representing the Normal PPS, incorporated by reference to Exhibit 4.7 to the Company’s Form 8-A filed on October 24, 2006.

4.8	Certificate of Trust of SunTrust Preferred Capital I, incorporated by reference to Exhibit 4.1.3 to the Company’s Post-Effective Amendment No. 1 to Form S-3 Registration Statement filed on October 18, 2006.

8.1	Tax Opinion of King & Spalding LLP.

99.1	Form of Collateral Agreement between the Company and The Bank of New York Trust Company, N.A., incorporated by reference to Exhibit 99.1 to the Company’s Form 8-A filed on October 24, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.

Date: October 25, 2006	By:	/s/ David A. Wisniewski
David A Wisniewski
Group Vice President